March 1, 2018

DREYFUS PREMIER INVESTMENT FUNDS, INC.

- DREYFUS GLOBAL INFRASTRUCTURE FUND

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of Dreyfus Premier Investment Funds, Inc. (the “Company”) has approved the liquidation of Dreyfus Global Infrastructure Fund (the “Fund”), a series of the Company, effective on or about March 27, 2018 (the “Liquidation Date”).  Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund will cease to pursue its investment objective and policies.  The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about March 20, 2018 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans) if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder® no longer will be accepted as of March 13, 2018.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Dreyfus Automatic Asset Builder® will be accepted on or after March 13, 2018.

Effective on the Closing Date, the front-end sales load applicable to purchases of the Fund’s Class A shares will be waived on investments made in the Fund’s Class A shares.  In addition, as of that date, the contingent deferred sales charge (“CDSC”) applicable to redemptions of Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.  The Fund’s redemption fee will also be waived on any redemption or exchange of Fund shares on or after the Closing Date.

To the extent subsequent investments are made in the Fund on or after the Closing Date, the Fund’s distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or certain Class A shares subject to a CDSC at the time of purchase.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund (“GGSMMF”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-DREYFUS.

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